This report is submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

Two Portland Square
Portland, ME 04101
htt://www.soundshorefund.com



ANNUAL REPORT


DECEMBER 31, 2000


SOUND
SHORE
FUND

[Sound Shore Fund Logo]

                                                               December 31, 2000

Dear Shareholder:

     The Sound Shore Fund ended 2000 with a net asset value of $33.70 after a year-end distribution of $1.70. For the year, the Fund's total return was 20.18%, which compared favorably to a -9.1% decline for the S&P 500 Index and a -39.3% decline for the Nasdaq Composite Index. For the fourth quarter, the Fund gained 7.92% versus a -7.8% decline for the S&P 500 and a -32.7% decline for the Nasdaq Composite.*

     Much has been written about the market's wild Millennial year, and historians will note that it was the worst year for the S&P 500 since 1982 and the worst year ever for the Nasdaq Composite, which was introduced in 1971. We have, however, repeatedly written that the excesses of the Internet investment bubble and the dramatic focus on a narrow list of large capitalization technology stocks was the anomaly, and that the re-emergence of fundamental investment disciplines was inevitable. We would, therefore, argue that the year 2000 equity market was the more normal of the past three.

     While the major indices were brought down by their largest, most highly valued components, more than 60% of the stocks in the S&P 500 Index outperformed the Index in 2000, versus only 31% in 1999 and 28% in 1998. In addition, a single dominant theme did not propel the averages higher, and fundamentals typically replaced momentum in determining performance. We sought to capitalize on the market's neglect for the majority of its components to construct a diverse portfolio of what we consider to be high quality, undervalued companies.

     The adherence to our value discipline, and our emphasis on diversification, paid off as a broad range of holdings drove returns in 2000 and the fourth quarter. Notable performers included financial stocks like Ambac, MBIA, and Fannie Mae that benefited from falling interest rates and strong fundamentals. Allstate and PartnerRe, in the insurance sector, rose from depressed valuations as improved industry pricing drove expectations for an impending improvement in fundamentals.

     Energy and utility holdings, such as Duke and Dynegy, rose substantially from modest valuations as the market recognized their improved near and long-term growth prospects. Their astute management teams have positioned these companies to benefit from industry deregulation and strong demand. An eclectic group of industrial, consumer, and retail stocks like 3M, Safeway, Sara Lee, and TJX also performed very well. The fact that few technology stocks met our value criteria in 2000 favorably impacted our relative performance as our weighting was about one-third that of the S&P 500. Nonetheless, both IBM and Compaq under-performed.

     While many of the higher priced components of the S&P 500 have corrected sharply, the highest P/E quintile S&P 500 stocks, which still dominate the capitalization weighted Index, have a median P/E of almost 39 times consensus 2001 earnings. But, as we noted in our September correspondence, many quality companies are trading at much more reasonable valuations. At year-end, the median P/E for all S&P 500 companies was less than 17 times consensus 2001 earnings.

     While we are sensitive to the evolution of the capital markets and keenly aware of the emergence of new investment opportunities, we will not adopt "new paradigms" that violate our long held investment philosophy. We will continue to adhere to the company specific, value oriented investment approach focused on growth in earnings and cash flow that we have employed successfully since the founding of Sound Shore Management in 1978. Please visit our website, www.soundshorefund.com, for more information on our investment philosophy. We thank you for the confidence you have placed in our investment work.

Sincerely,

/s/ T. Gibbs Kane, Jr.

T. GIBBS KANE, JR.
PRESIDENT

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE SEE PAGE 3 FOR ADDITIONAL FUND PERFORMANCE INFORMATION.

     The S&P 500 is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Nasdaq Composite is an unmanaged index representing the market cap weighted performance of approximately 5,000 domestic common stocks traded on the Nasdaq exchange. It is not possible to invest directly in an Index. The Price/Earnings ratio (P/E) is the stock's price divided by its earnings per share for a 12-month period. P/E is a popular way to compare stocks selling at various price levels.

     Percent of net assets as of 12/31/00: Allstate Corporation: 3.93%; Ambac Financial Group, Inc.: 3.34%; Compaq Computer Corporation: 1.30%; Duke Energy
Corporation: 2.37%; Dynegy, Inc.: 2.98%; Fannie Mae: 2.92%; International Business Machines: 1.37%; MBIA, Inc.: 3.41%; Minnesota Mining & Manufacturing:
2.84%; PartnerRe Holdings Ltd.: 3.24%; Safeway, Inc.: 2.88%; Sara Lee Corp.:
3.21%; TJX Companies, Inc.: 3.20%. Portfolio holdings are subject to change.

     Forum Fund Services, LLC, distributor. This letter must be preceded or accompanied by a Fund prospectus.

     The following chart reflects a comparison in the change in value of a $10,000 investment in Sound Shore Fund, Inc. (the "Fund") including reinvested dividends and distributions, and the performance of the Standard & Poor's 500 Index (the "S&P 500"). The S&P 500 is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund's return. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot predict nor guarantee future results.

                       SOUND SHORE FUND VS. S&P 500 INDEX

--------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------
                                                                1 Year     5 Year    10 Year
Sound Shore fund                                                20.18%     17.94%     18.22%
S&P 500 Index                                                    (9.10)%   18.33%     17.46%

Value on 12/31/00
Sound Shore Fund: $53,328
S&P 500 Index: $49,905
[GEOLINK GRAPH]

                                                                      SOUND SHORE FUND                    S&P 500 INDEX
                                                                      ----------------                    -------------
12/90                                                                      10000                              10000
                                                                           10612                              10434
                                                                           11402                              11180
                                                                           11657                              11450
                                                                           11691                              11477
                                                                           12608                              11971
                                                                           11937                              11423
                                                                           12512                              11955
                                                                           12770                              12237
                                                                           12658                              12032
                                                                           12641                              12193
                                                                           12100                              11704
12/91                                                                      13224                              13040
                                                                           13486                              12797
                                                                           13861                              12963
                                                                           13782                              12711
                                                                           13791                              13084
                                                                           13861                              13148
                                                                           13791                              12952
                                                                           14589                              13481
                                                                           14177                              13206
                                                                           14458                              13361
                                                                           14967                              13407
                                                                           15844                              13862
12/92                                                                      16024                              14032
                                                                           16241                              14149
                                                                           16231                              14342
                                                                           16981                              14645
                                                                           16586                              14291
                                                                           16912                              14672
                                                                           16833                              14715
                                                                           16694                              14655
                                                                           17070                              15210
                                                                           16952                              15090
                                                                           17387                              15402
                                                                           17347                              15256
12/93                                                                      17940                              15441
                                                                           18582                              15965
                                                                           18331                              15532
                                                                           17842                              14856
                                                                           17897                              15046
                                                                           17929                              15293
                                                                           17657                              14918
                                                                           17931                              15408
                                                                           18641                              16038
                                                                           18270                              15647
                                                                           18313                              15997
                                                                           17832                              15415
12/94                                                                      17993                              15644
                                                                           18319                              16049
                                                                           19017                              16674
                                                                           19413                              17165
                                                                           19564                              17670
                                                                           20553                              18375
                                                                           21124                              18802
                                                                           21546                              19425
                                                                           21803                              19473
                                                                           22225                              20295
                                                                           21885                              20222
                                                                           22916                              21109
12/95                                                                      23368                              21516
                                                                           23728                              22247
                                                                           24192                              22454
                                                                           24809                              22670
                                                                           25787                              23004
                                                                           26997                              23596
                                                                           26624                              23686
                                                                           25591                              22640
                                                                           26533                              23119
                                                                           27888                              24419
                                                                           28624                              25092
                                                                           31024                              26987
12/96                                                                      31143                              26452
                                                                           32678                              28104
                                                                           33022                              28325
                                                                           31803                              27163
                                                                           33108                              28783
                                                                           35288                              30535
                                                                           36953                              31902
                                                                           40289                              34439
                                                                           40130                              32511
                                                                           42920                              34291
                                                                           41108                              33147
                                                                           41468                              34680
12/97                                                                      42480                              35275
                                                                           42316                              35665
                                                                           45483                              38236
                                                                           47044                              40193
                                                                           47342                              40597
                                                                           45394                              39900
                                                                           44587                              41519
                                                                           42531                              41078
                                                                           36868                              35145
                                                                           38135                              37397
                                                                           42262                              40436
                                                                           43410                              42886
12/98                                                                      44351                              45356
                                                                           43512                              47252
                                                                           41671                              45784
                                                                           42479                              47615
                                                                           45773                              49459
                                                                           45848                              48293
                                                                           47181                              50971
                                                                           45589                              49381
                                                                           42751                              49136
                                                                           41355                              47791
                                                                           43097                              50814
                                                                           43262                              51847
12/99                                                                      44373                              54898
                                                                           42596                              52141
                                                                           41452                              51154
                                                                           46451                              56156
                                                                           45427                              54467
                                                                           45292                              53349
                                                                           43801                              54664
                                                                           44736                              53810
                                                                           48387                              57151
                                                                           49413                              54134
                                                                           51541                              53905
                                                                           49474                              49658
12/00                                                                      53328                              49905

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 2000

                                                              FACE/SHARE        MARKET
                                                                AMOUNT          VALUE
                                                              ----------    --------------
COMMON STOCK (94.2%)
------------------------------------------------------------------------------------------

BUILDING & BUILDING MATERIALS (3.1%)
American Standard Cos., Inc.+                                    455,400    $   22,456,913
Kaufman & Broad Home Corp.                                       354,300        11,935,481
                                                                            --------------
                                                                                34,392,394
                                                                            --------------
CAPITAL GOODS (7.2%)
Boeing Co.                                                       491,500        32,439,000
Deere & Co.                                                      260,700        11,943,319
Eaton Corp.                                                      220,900        16,608,919
Republic Services, Inc.+                                         351,000         6,032,813
Thermo Electron Corp.+                                           448,200        13,333,950
                                                                            --------------
                                                                                80,358,001
                                                                            --------------
CHEMICALS & ALLIED PRODUCTS (0.8%)
Monsanto Co.                                                     334,100         9,041,581
                                                                            --------------
COMMUNICATIONS (6.9%)
BellSouth Corp.                                                  600,600        24,587,063
CenturyTel, Inc.                                                 902,200        32,253,650
Citizens Communications Co.+                                   1,474,000        19,346,250
                                                                            --------------
                                                                                76,186,963
                                                                            --------------
CONSUMER PRODUCTS (10.3%)
ConAgra Foods, Inc.                                              933,500        24,271,000
Kimberly-Clark Corp.                                             112,600         7,959,693
Minnesota Mining and Manufacturing Co.                           260,000        31,330,000
Sara Lee Corp.                                                 1,440,200        35,374,912
Walt Disney Co.                                                  494,600        14,312,487
                                                                            --------------
                                                                               113,248,092
                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2000

                                                              FACE/SHARE        MARKET
                                                                AMOUNT          VALUE
                                                              ----------    --------------
ENERGY (8.3%)
El Paso Energy Corp.                                             460,600    $   32,990,475
Grant Prideco, Inc.+                                           1,313,600        28,817,100
Weatherford International, Inc.+                                 636,800        30,088,800
                                                                            --------------
                                                                                91,896,375
                                                                            --------------
FINANCIAL (9.9%)
Capital One Financial Corp.                                       84,500         5,561,156
Federal Home Loan Mortgage Corp.                                 266,000        18,320,750
Federal National Mortgage Association                            370,700        32,158,225
Firstar Corp.                                                    506,300        11,771,475
MGIC Investment Corp.                                            498,700        33,631,081
Providian Financial Corp.                                        133,100         7,653,250
                                                                            --------------
                                                                               109,095,937
                                                                            --------------
HEALTHCARE (6.4%)
Baxter International, Inc.                                       326,500        28,834,031
HCA -- The Healthcare Co.                                        938,000        41,281,380
                                                                            --------------
                                                                                70,115,411
                                                                            --------------
INSURANCE (13.9%)
Allstate Corp.                                                   994,700        43,331,619
Ambac Financial Group, Inc.                                      630,600        36,771,862
MBIA, Inc.                                                       507,000        37,581,375
PartnerRe Ltd.+                                                  585,000        35,685,000
                                                                            --------------
                                                                               153,369,856
                                                                            --------------
PETROLEUM, REFINING & RELATED INDUSTRIES (0.6%)
Tosco Corp.                                                      182,500         6,193,594
                                                                            --------------
RETAIL (6.1%)
Safeway, Inc.+                                                   508,000        31,750,000
TJX Cos., Inc.                                                 1,271,000        35,270,250
                                                                            --------------
                                                                                67,020,250
                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2000

                                                              FACE/SHARE        MARKET
                                                                AMOUNT          VALUE
                                                              ----------    --------------
SPECIALTY CHEMICALS (1.4%)
Engelhard Corp.                                                  731,900    $   14,912,463
                                                                            --------------
TECHNOLOGY (6.1%)
Compaq Computer Corp.                                            953,500        14,350,175
Cypress Semiconductor Corp.+                                     277,000         5,453,438
Electronic Data Systems Corp.                                    556,000        32,109,000
IBM Corp.                                                        177,400        15,079,000
                                                                            --------------
                                                                                66,991,613
                                                                            --------------
TRANSPORTATION (0.8%)
Delta Airlines, Inc.                                             168,100         8,436,519
                                                                            --------------
UTILITIES (12.4%)
Constellation Energy Group                                       642,900        28,970,681
Duke Energy Corp.                                                306,600        26,137,650
Dynegy, Inc.                                                     586,600        32,886,262
Kinder Morgan, Inc.                                              643,800        33,598,313
SCANA Corp.                                                      511,900        15,133,044
                                                                            --------------
                                                                               136,725,950
                                                                            --------------
TOTAL COMMON STOCK (COST $750,113,971)                                      $1,037,984,999
                                                                            --------------

U.S. TREASURY BILLS (1.7%)
------------------------------------------------------------------------------------------
U.S. Treasury Bills, 6.25%, 1/04/01                           19,060,020    $   19,053,957
                                                                            --------------
TOTAL U.S. TREASURY BILLS (COST $19,054,057)                                $   19,053,957
                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2000

                                                              FACE/SHARE        MARKET
                                                                AMOUNT          VALUE
                                                              ----------    --------------
SHORT-TERM HOLDINGS (4.9%)
------------------------------------------------------------------------------------------
Daily Assets Cash Fund                                         3,070,922    $    3,070,922
Daily Assets Government Obligations Fund                       3,480,333         3,480,333
Institutional Cash Management Fund                            47,024,631        47,024,631
                                                                            --------------
TOTAL SHORT-TERM HOLDINGS (COST $53,575,886)                                $   53,575,886
                                                                            --------------
TOTAL INVESTMENTS (100.8%) (COST $822,743,914)                              $1,110,614,842
OTHER ASSETS LESS LIABILITIES (-0.8%)                                           (8,726,362)
                                                                            --------------
NET ASSETS (100.0%) (32,692,328 SHARES OUTSTANDING)                         $1,101,888,480
                                                                            ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                   $        33.70
                                                                            ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONCLUDED)
DECEMBER 31, 2000

                                                                                MARKET
                                                                                VALUE
                                                                            --------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
Par Value                                                                   $       32,692
Paid in Capital                                                                819,656,982
Accumulated Distributions in Excess of Net Investment Income                       (58,677)
Unrealized Appreciation of Investments                                         287,870,928
Accumulated Net Realized Loss from Investments                                  (2,861,153)
Accumulated Distributions in Excess of Net Realized Gain on
  Investments                                                                   (2,752,292)++
                                                                            --------------
NET ASSETS                                                                  $1,101,888,480
                                                                            ==============

 + Non-income producing security.
 ++ Distributions in excess of realized gains are the result of timing issues.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Income:
     Dividends..............................................        $ 11,785,872
     Interest...............................................           2,364,090
                                                                    ------------
          Total Income......................................          14,149,962
                                                                    ------------
Expenses:
     Investment adviser fee (Note 3)........................           7,445,023
     Administrator fee (Note 3).............................             994,170
     Transfer agent fee (Note 3)............................             992,670
     Custodian fee..........................................             116,465
     Accounting fee (Note 3)................................              60,000
     Legal fee..............................................              23,700
     Auditing fee...........................................              27,200
     Registration fees......................................              36,293
     Directors' fees and expenses (Note 3)..................              37,157
     Miscellaneous..........................................              61,236
                                                                    ------------
          Total Expenses....................................           9,793,914
     Expenses Reimbursed (Note 3)...........................             (22,119)
                                                                    ------------
     Net Expenses...........................................           9,771,795
                                                                    ------------
Net Investment Income.......................................           4,378,167
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold.......................         108,132,626
Net change in unrealized appreciation of investments........          63,838,310
                                                                    ------------
Net realized and unrealized appreciation on investments.....         171,970,936
                                                                    ------------
Net increase in net assets resulting from operations........        $176,349,103
                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

                                                              FOR THE               FOR THE
                                                             YEAR ENDED            YEAR ENDED
                                                            DECEMBER 31,          DECEMBER 31,
                                                                2000                  1999
                                                           --------------        --------------
Operations:
     Net investment income.........................        $    4,378,167        $    7,796,710
     Net realized gain on investments sold.........           108,132,626            21,551,718
     Net change in unrealized appreciation
       (depreciation) of investments...............            63,838,310           (42,817,457)
                                                           --------------        --------------
     Increase (decrease) in net assets from
       operations..................................           176,349,103           (13,469,029)
Dividends to shareholders from net investment
  income...........................................            (4,378,167)           (7,947,649)
Distributions to shareholders in excess of net
  investment income................................               (56,711)                   --
Dividends to shareholders from net realized
  gains............................................           (45,999,579)                   --
Distributions to shareholders in excess of net
  realized gain....................................            (2,752,292)++                 --
Capital share transactions (Note 5)................          (196,009,255)         (765,334,753)
                                                           --------------        --------------
     Total decrease................................           (72,846,901)         (786,751,431)
Net assets:
     Beginning of the year.........................         1,174,735,381         1,961,486,812
                                                           --------------        --------------
     End of the year (Including line (A))..........        $1,101,888,480        $1,174,735,381
                                                           ==============        ==============
     (A) Distributions in excess of net investment
         income....................................        $      (58,677)       $       (1,966)
                                                           ==============        ==============

 ++ Distribution in excess of realized gains are the result of timing issues.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was incorporated on February 19, 1985, as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

     a) SECURITY VALUATION
     Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on the Fund's business day. Common stocks which are not so traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and asked prices. Instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the mean between the last reported bid and asked price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

     c) DIVIDENDS TO SHAREHOLDERS
     Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatment of income and gain on

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

     d) FEDERAL TAXES
     The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. ("Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

OTHER SERVICES
Under an Administration Agreement, the Fund pays an administration fee to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.10% of the Fund's average daily net assets.

Under a Fund Accounting Agreement, Forum Accounting Services, LLC ("FAcS"), an affiliate of FAdS, provides portfolio accounting services to the Fund. FAcS is paid a fee at an annual rate of $60,000 per year.

Under a Transfer Agency Agreement, Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, provides transfer agency services to the Fund. FSS is paid a fee at an annual rate of 0.10% of the Fund's average daily net assets.

Under a Distribution Agreement, Forum Fund Services, LLC ("FFS") acts as distributor of the Fund's shares and is not paid any fee for its distribution services.

The Fund pays five Directors who are unaffiliated with the Adviser, FAdS or any of its affiliates, $1,000 per meeting attended, plus $750 per quarter.

Fees due to the investment advisory and other related parties in the amount of $649,457 and $257,504, respectively, are payable at December 31, 2000.

FAdS has voluntarily undertaken to assume certain expenses of the Fund. For the year ended December 31, 2000, FAdS reimbursed expenses in the amount of $22,119.

4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 2000, aggregated $939,444,813 and $1,197,253,743, respectively.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

For federal income tax purposes, the tax basis of investment securities owned as of December 31, 2000 was $825,605,068. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $302,091,212 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $17,081,438.

5.  CAPITAL STOCK

As of December 31, 2000, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $819,689,674. Transactions in capital stock were as follows:

                                            FOR THE                          FOR THE
                                           YEAR ENDED                       YEAR ENDED
                                       DECEMBER 31, 2000                DECEMBER 31, 1999
                                  ----------------------------    ------------------------------
                                    SHARES          AMOUNT          SHARES           AMOUNT
                                    ------          ------          ------           ------
Sale of shares..................   11,995,367    $ 370,057,862     18,304,845    $   538,394,412
Reinvestment of dividends.......    1,487,453       49,842,568        238,216          7,273,441
Redemption of shares............  (20,654,217)    (615,909,685)   (44,894,551)    (1,311,002,606)
                                  -----------    -------------    -----------    ---------------
Net decrease from Capital
  transactions..................   (7,171,397)   $(196,009,255)   (26,351,490)   $  (765,334,753)
                                  ===========    =============    ===========    ===============

Of the 32,692,328 shares outstanding as of December 31, 2000, the Employees' Profit Sharing Plan of Sound Shore Management, Inc. owned 285,556 shares.

6.  FEDERAL TAX STATUS

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of qualifying dividends eligible for the corporate dividends received deduction is 100.00%. Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $48,751,871 as capital gain dividends for the taxable year.

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                                2000         1999         1998         1997        1996
                                                ----         ----         ----         ----        ----
Net Asset Value, Beginning of Period.......      $29.47       $29.62       $28.57       $21.71     $18.16
                                                 ------       ------       ------       ------     ------
Investment Operations
    Net Investment Income..................        0.14         0.17         0.21         0.12       0.13
    Net Realized and Unrealized Gain (Loss)
       on Investments......................        5.79        (0.15)        1.05         7.75       5.90
                                                 ------       ------       ------       ------     ------
Total from Investment Operations...........        5.93         0.02         1.26         7.87       6.03
                                                 ------       ------       ------       ------     ------
Distributions From
    Net Investment Income..................       (0.14)       (0.17)       (0.20)       (0.12)     (0.13)
    In Excess of Net Investment Income.....          --(a)        --(a)        --           --(a)      --
    Net Realized Gains.....................       (1.47)          --           --        (0.87)     (2.35)
    In Excess of Net Realized Gain(c)......       (0.09)          --           --        (0.02)        --
    Return of Capital......................          --           --        (0.01)          --         --
                                                 ------       ------       ------       ------     ------
Total Distributions........................       (1.70)       (0.17)       (0.21)       (1.01)     (2.48)
                                                 ------       ------       ------       ------     ------
Net Asset Value, End of Period.............      $33.70       $29.47       $29.62       $28.57     $21.71
                                                 ======       ======       ======       ======     ======
Total Return...............................       20.18%        0.05%        4.40%       36.40%     33.27%
Ratio/Supplementary Data
Net Assets at End of Period (in
  thousands)...............................  $1,101,888   $1,174,735   $1,961,487   $1,313,686   $132,862
Ratios to Average Net Assets:
    Expenses (net of reimbursement)........        0.98%        0.98%        0.99%        1.08%      1.15%
    Expenses (gross)(b)....................        0.99%        0.98%        1.00%        1.10%      1.16%
    Net Investment Income..................        0.44%        0.50%        0.77%        0.62%      0.70%
Portfolio Turnover Rate....................          98%          41%          44%          53%        69%

(a) The Fund distributed an amount in excess of net investment income of less than $0.01 per share.

(b) Reflects expense ratio in the absence of expense reimbursement.

(c) Distributions in excess of realized gains are the result of timing issues.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SOUND SHORE FUND, INC.

We have audited the accompanying statement of net assets of Sound Shore Fund, Inc. (the "Fund") as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2000 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2001

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[Sound Shore Fund Logo]

INVESTMENT ADVISER

Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR

Forum Administrative Service LLC
Portland, Maine

DISTRIBUTOR

Forum Fund Services, LLC
Portland, Maine

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Forum Shareholder Services, LLC
Two Portland Square
Portland, Maine 04101
1-800-754-8758

CUSTODIAN

Forum Trust, LLC
Portland, Maine

COUNSEL

Dechert
New York, New York

INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
Boston, Massachusetts